FIRST AMENDMENT OF LEASE


     THIS FIRST AMENDMENT OF LEASE, dated as of the 27th day of November, 2001, is being entered into between 205 ASSOCIATES, a New Jersey general partnership ("Landlord"), having an address c/o PW/MS Management Co., Inc. at Gale & Wentworth, LLC, Park Avenue at Morris County, 200 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007 and HARVEY ELECTRONICS, INC., a New York Corporation ("Tenant"), having an address at 205 Chubb Avenue, Lyndhurst, New Jersey 07071.

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS:

     A. Landlord, as lessor and The Harvey Group, Inc. and Harvey Sound, Inc., collectively as lessee, heretofore entered into a certain lease dated as of April 26, 1996 (said lease as the same may have been or may hereafter be amended is hereinafter called the "Lease") with respect to a portion of the building known as and located at 205 Chubb Avenue, Lyndhurst, New Jersey, for a term ending on April 30, 2001, or on such earlier date upon which said term may expire or be terminated pursuant to any conditions of limitation or other provisions of the Lease or pursuant to law. The Harvey Group, Inc. and Harvey Sound, Inc. are the predecessors-in-interest of Tenant;

     B. Landlord and Tenant are desirous of extending the term of the Lease by one (1) year and five (5) months so that its scheduled expiration date is September 30, 2002; and

     C. The parties hereto desire to modify the Lease in certain other respects.

     NOW, THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, the parties hereto modify said Lease, as follows:

     1. DEFINITIONS. Except as otherwise provided in this First Amendment of Lease, all defined terms contained in this First Amendment of Lease shall, for the purposes hereof, have the same meaning ascribed to them in the Lease.

     2. LEASED PERMISES. As of the date hereof, the parties agree that (a) the Leased Premises contain a floor area of 3,928 rentable square feet, (b) the attached Schedule A replaces Exhibit B to the Lease, (c) Tenant's Proportionate Share means 2.6% and (d) the Allotted Parking is for up to twelve (12) parking spaces.

     3. TERM. Notwithstanding anything to the contrary contained in the Lease, the date set forth in the Lease for the expiration thereof is hereby modified so that the Termination Date shall be September 30, 2002. If Landlord delivers to Tenant a notice ("Termination Date Notice") confirming, among other things, the September 30, 2002 Termination Date, then, Tenant shall execute the Termination Date Notice and return a signed original thereof to Landlord within five (5) days after Landlord's demand. Landlord's failure to timely receive from Tenant at least one (1) fully executed original counterpart of the Termination Date Notice shall constitute Tenant's express consent with and agreement to all the terms contained in the Termination Date Notice as prepared by Landlord.

     4. RENT. The Basic Rent, on a per annum basis, for the Demised Premises shall be:

          (i) TWENTY SEVEN THOUSAND FOUR HUNDRED NINETY SIX AND 00/100 DOLLARS ($27,496.00) for the period commencing on May 1, 2001 and ending on April 30, 2002, payable in advance on the first day of each calendar month in equal monthly installments of TWO THOUSAND TWO HUNDRED NINETY ONE AND 33/100 DOLLARS ($2,291.33); and

          (ii)  TWENTY  NINE  THOUSAND  FOUR  HUNDRED  SIXTY AND 00/100  DOLLARS
          ($29,460.00) for the period commencing on May 1, 2002 and ending on the Termination Date of September 30, 2002, payable in advance on the first day of each calendar month in equal monthly installments of TWO THOUSAND FOUR HUNDRED FIFTY FIVE AND 00/100 DOLLARS ($2,455.00).

     5. BROKER. (A) Tenant covenants, represents and warrants that Tenant has had no dealing or communications with any broker or agent in connection with the consummation of this First Amendment of Lease, except SBWE, Inc. and Gale & Wentworth Real Estate Advisors, LLC (collectively hereinafter referred to as the "Brokers"). Tenant covenants and agrees to pay, defend, hold harmless and indemnify Landlord and its directors, officers, partners and their affiliates and/or subsidiaries from and against any and all costs, expenses, including reasonable attorney's fees (prior to settlement, at trial or on appeal), court costs and disbursements or liability for any commission or other compensation claimed by any broker, except the Brokers, with respect to this First Amendment of Lease.

     (B) Landlord covenants, represents and warrants that Landlord has had no dealing or communications with any real estate broker or agent in connection with the consummation of this First Amendment of Lease, except the Brokers. Landlord shall pay the Brokers a real estate brokerage commission in connection with this First Amendment of Lease if, as and when earned and due pursuant to the terms of a separate written agreement between Landlord and each of said Brokers. If (i) Landlord defaults under its separate written agreement with either or both of said Brokers regarding this First Amendment of Lease and either or both of said Brokers make a claim for commission against Tenant or
(ii) Landlord has in fact dealt or communicated with a broker or agent, other than the Brokers, in connection with this First Amendment of Lease, and a claim for commission is made against Tenant by such other broker or agent with whom Landlord has dealt, then, in either case, Landlord shall pay, defend, indemnify and hold harmless Tenant, its partners, directors, officers and their affiliates and/or subsidiaries from and against any and all costs, expenses, including reasonable attorney's fees (prior to settlement, at trial or on appeal), court costs and disbursements, or liability for any commission or other compensation sought from any such claim.

     6. LEASE RATIFICATION. Except as modified by this First Amendment of Lease, the Lease, and all covenants, agreements, terms and conditions thereof, shall remain in full force and effect and is hereby in all respects ratified and confirmed.

     7. CORPORATE AUTHORITY. Tenant represents that the undersigned corporate officer of the Tenant corporations have been duly authorized on behalf of the Tenant corporations to enter into this First Amendment of Lease in accordance with the terms, covenants and conditions set forth herein, and upon Landlord's request, Tenant shall deliver evidence, in form and substance satisfactory to Landlord, to the foregoing effect.

     8. NO ORAL CHANGES. This First Amendment of Lease may not be changed orally, but only by a writing signed by both Landlord and Tenant.

     9. PHYSICAL CONDITION. Tenant acknowledges that it is in occupancy of the Demised Premises and hereby accepts the Demised Premises in their "as is" physical condition and state of repair as of April 30, 2001. In this regard, Landlord shall have no obligation to do any work, perform any services or grant any construction allowances.

     10. NO DEFAULTS. Tenant confirms that (i) Landlord has fully complied with all of its obligations contained in the Lease and (ii) no event has occurred and no condition exists which, with the passage of time or the giving of notice, or both, would constitute a default by Landlord under the Lease.

     11. NON-BINDING DRAFT. The mailing or delivery of this document or any draft of this document by Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord on the terms set forth in this document or draft, and this document or draft may be withdrawn or modified by Landlord or its agent at any time and for any reason. The purpose of this section is to place Tenant on notice that this document or draft shall not be effective, nor shall Tenant have any rights with respect hereto, unless and until Landlord shall execute and accept this document. No representations or promises shall be binding on the parties hereto except those representations and promises contained in a fully executed copy of this document or in some future writing signed by Landlord and Tenant.

     12. NOTICES. As of the date hereof, Section 29.08 of the Lease shall be deemed amended to provide as follows:

          (i) to Landlord at PW/MS Management Co., Inc., c/o Gale & Wentworth, LLC, Park Avenue at Morris County, 200 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007, or to such other address as Landlord may designate by notice to Tenant, and a copy simultaneously to Marc Leonard Ripp, Esq., General Counsel, Gale & Wentworth, LLC, Park Avenue at Morris County, 200 Campus Drive, Suite 200, Florham Park, New Jersey 07932-1007,

     13. RENEWAL OPTION. As of the date hereof, (a) the defined term "Initial Term" recited in Section 30.01 of the Lease shall mean the seventeen (17) month period beginning on May 1, 2001 and ending on September 30, 2002 and (b) the defined term "Renewal Term" recited in Section 30.01 of the Lease shall mean the five (5) year period beginning on October 1, 2002 and ending on September 30, 2007.

     14. RELEASE. As of the date hereof, Tenant is hereby released from all obligations including, but not limited to, paying Basic Rent and Additional Rent, (a) arising from only the "Surrender Unit" (hereinafter defined) and (b) attributable only to the period beginning on the Commencement Date of May 1, 1996 and ending on April 30, 2001. The Surrender Unit shall mean the 20,479 rentable square foot depicted on Schedule B, attached hereto and made a part hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment of Lease as of the day and year first above written.

Signed and delivered                        LANDLORD:

ATTESTED BY:                                205 ASSOCIATES
                                                 By: 165 Management Corp.


/s/                                               By: /s/
-----------------------                               ------------------------
Joanne F. Meisler, Esq.                               Adrian Slootmaker
Corporate Secretary                                   Vice President



APPLY CORPORATE SEAL HERE




ATTESTED BY:                                AGENT FOR LANDLORD:

                                            PW/MS MANAGEMENT CO., INC.


/s/                                           By: /s/
----------------------                            ----------------------------
Marc Leonard Ripp, Esq.                           Robert R. Martie
Corporate Secretary                               Senior Vice President


APPLY CORPORATE SEAL HERE




ATTESTED BY:                                TENANT:

                                            HARVEY ELECTRONICS, INC.


/s/                                         By:/s/
--------------------------                     ----------------------
Name:                                       Name: Joseph J. Calabrese

Title: Corporate Secretary                  Title: Chief Financial Officer


APPLY CORPORATE SEAL HERE



                                   SCHEDULE A

                                  Floor Plan of
                           3,928 Rentable Square Foot
                                 Leased Premises




                                   SCHEDULE B

                                  Floor Plan of
                           20,479 Rentable Square Foot
                                 Surrender Unit